Product Warranty Costs	6 Months Ended
Mar. 31, 2012
Product Warranties Disclosures [Abstract]
Product Warranty Costs

12.      Product Warranty Costs

We provide for the estimated cost of product warranties for our dual fuel products at the time product revenue is recognized. Factors that affect our warranty reserves include the number of units sold, historical and anticipated rates of warranty repairs, and the cost per repair. We assess the adequacy of the warranty provision and we may adjust this provision if necessary.

The following table provides the detail of the change in our product warranty accrual relating to dual fuel products as of:

	March 31, 2012	September 30, 2011
Warranty accrual at the beginning of the period	$27,620	$6,188
Charged to costs and expenses relating to new sales	11,302	25,720
Costs of product warranty claims	(9,856)	(4,288)
Warranty accrual at the end of period	$29,066	$27,620